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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): January 8, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                          000-21642               35-1617970
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
   of incorporation)                                      Identification Number)


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      7337 West Washington Street
         Indianapolis, Indiana
                                              46231
(Address of principal executive offices)   (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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
ITEM 5. OTHER EVENTS

     Attached hereto, and incorporated  herein by reference in its entirety,  as
Exhibit 99.1 is a copy of a press release announcing the promotion of William F. O'Donnell to the position of Senior Vice President of Human Resources.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated January 8, 2004.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ATA Holdings Corp.

Date: January 22, 2004                     By: /s/ David M. Wing
                                                   -------------

                                          Name: David M. Wing
                                          Title: Executive Vice President & CFO

                                                             EXHIBIT INDEX

Exhibit No.                Description of the Exhibit

99.1                       Press Release dated January 8, 2004

           William F. O'Donnell Promoted to Senior Vice President of
                               ATA Holdings Corp.

INDIANAPOLIS, January 8, 2004 - ATA Holdings Corp., parent company of ATA Airlines (ATA Airlines, Inc., NASDAQ: ATAH), today announced that William F. O'Donnell has been promoted to the position of Senior Vice President of Human Resources. In this role, O'Donnell will continue to oversee all human resources and organizational development activities for the nation's 10th largest airline, as well as serving on the company's Executive Committee - its core management team.

"Bill's expertise and leadership have been crucial to the growth and recovery of this airline," said George Mikelsons, ATA Chairman and Chief Executive Officer. "His tremendous background and extensive knowledge of organizational dynamics have made him an invaluable asset to our management team. He has been a key player in all of ATA's decisions."

Since arriving at ATA, O'Donnell has been instrumental in establishing and implementing several cost-effective and efficient processes and procedures. He oversaw the restructuring of the company's benefits programs, introduced procedures for new hire-recruiting assessments, established organizational development functions to oversee training and performance management, and helped the company to incorporate an employee "self-service" philosophy, which made it possible for employees to be more self-sufficient by utilizing the employee web site for benefits enrollment, information changes, etc.

O'Donnell has over 25 years of experience in progressive human resources administration and consulting, 18 of which were with William M. Mercer, Inc., an international human resource consulting firm. While with Mercer, he spent 10 years as head of Mercer's Indianapolis office and headed their Minneapolis office before joining ATA in August of 2001.

Now celebrating its 30th year of operation, ATA Airlines is the nation's 10th largest passenger carrier based on revenue passenger miles. ATA has the youngest, most fuel-efficient fleet among the major carriers, featuring the new Boeing 737-800 and 757-300 aircraft. The airline operates significant scheduled service from Chicago-Midway, Hawaii, Indianapolis, New York and San Francisco to over 40 business and vacation destinations. Stock of the parent company is traded on the Nasdaq Stock Market under the symbol "ATAH." To learn more about the company, visit the web site at www.ata.com.

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